                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                  FORM 8-K/A


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) September 27, 1996



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)

 Delaware                        0-16102       59-2840783
 (State or Other Jurisdiction    Commission    (I.R.S. Employer
   or Incorporation or           file number    Identification
   Organization)                                Number)

              1000 Crawford Place, Mt. Laurel, New Jersey  08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)
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Description of Amendment
------------------------


The Company hereby amends its Form 8-K dated September 27, 1996 as amended by filing a new consent of Bardall, Weintraub, P.C. as Exhibit 23.1
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Item 7.   Combined Financial Statements, Pro Forma
          Financial Information, and Exhibits
          -----------------------------------



(C)    Exhibits.


          23.1 Consent of Bardall, Weintraub P.C.





                              Signature
                              ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EASTERN ENVIRONMENTAL SERVICES, INC.


     Date:     June 6, 1997         By:            /s/ Louis D. Paolino, Jr.
                                              ----------------------------------
                                                        Louis D. Paolino, Jr.
                                                        President
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                                 EXHIBIT INDEX

Exhibit
  No.          Description
 -------       -----------

  23.1         Consent of Bardall, Weintraub, P.C.